SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  August 23, 2006

J.P. MORGAN MORTGAGE ACQUISITION TRUST 2006-CW2 (Exact name of Issuing Entity as specified in its charter)
J.P. MORGAN ACCEPTANCE CORPORATION I (Exact name of Depositor as specified in its charter)
J.P. MORGAN MORTGAGE ACQUISITION CORP. (Exact name of Sponsor as specified in its charter)
J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Registrant as specified in its charter)
Delaware	333-130192	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of its J.P. Morgan Mortgage Acquisition Trust 2006-CW2, Asset-Backed Pass-Through Certificates, Series 2006-CW1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130192) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $1,004,193,000 aggregate principal amount of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class MV-9 Certificates of its J.P. Morgan Mortgage Acquisition Trust 2006-CW2, Asset-Backed Pass-Through Certificates, Series 2006-CW2 on August 8, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated  April 24, 2006, as supplemented by the Prospectus Supplement dated  August 3, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as depositor (the “Depositor”), J.P. Morgan Mortgage Acquisition Corp., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer and as securities administrator (in such capacities, the “Master Servicer” and the “Securities Administrator,” respectively) and U.S. Bank National Association, as trustee (the “Trustee”).  The “Certificates” consist of the following classes:  Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9, Class MF-6, Class MV-10, Class C, Class P-1, Class P-2 and Class R Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of certain adjustable and fixed rate, first and second lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,054,461,879 as of July 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

On August 8, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class MF-6	$1,750,000
Class MV-10	$10,113,000
Class P-1	$50
Class P-2	$50
Class C	N/A
Class R	N/A

The net proceeds from the sale of these certificates were applied by the Registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)   Shell Company Transactions:

Not applicable

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Depositor, the Seller, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Master Mortgage Loan Purchase and Servicing Agreement dated as of March 1, 2006 by and between Countrywide Home Loans, Inc., as seller and J.P. Morgan Mortgage Acquisition Corp.,  as purchaser.

99.2

Assignment Assumption and Recognition Agreement, dated as of July 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as depositor, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Wells Fargo Bank, N.A., as Securities Administrator, Countrywide Home Loans, Inc., as seller and Countrywide Home Loans Servicing LP, as servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: __ /s/ Thomas Roh ___________

    Name: Thomas Roh

    Title:  Vice President

Dated: August 23, 2006

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Depositor, the Seller, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Master Mortgage Loan Purchase and Servicing Agreement dated as of March 1, 2006 by and between Countrywide Home Loans, Inc., as seller and J.P. Morgan Acquisition Corp.,  as purchaser.

99.2

Assignment Assumption and Recognition Agreement, dated as of July 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as depositor, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Wells Fargo Bank, N.A., as Securities Administrator, Countrywide Home Loans, Inc., as seller and Countrywide Home Loans Servicing LP, as servicer.